Business Overview and Value Proposition September 2019

Forward Looking Statements Forward Looking Statements This presentation and our accompanying comments include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K filed on March 28, 2019 with the Securities and Exchange Commission (the “SEC”) and in our other reports filed from time to time with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. We may, from time to time, modify the amounts used to determine our non-GAAP financial measures. When applicable, management’s discussion and analysis includes specific consideration for items that comprise the reconciliations of its non-GAAP financial measures. Reconciliation of non-GAAP financial measures are included in the supplemental slides in the Appendix of this presentation. Market & Industry Data This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. 2

Why Charah Solutions? - A proven, innovative, multi-service provider of complex environmental and maintenance services to the power generation industry uniquely capable of delivering customized client solutions. The - Ideally positioned to capitalize on regulatory and environmental climate affecting the power generation industry - Substantial pipeline of new business across our Remediation & Compliance, Maintenance & Technical Services and By-Product Advantage categories - Compelling peer group comparisons1 - Significant investor awareness growth potential 1Source: Bloomberg and Company filings. Based on latest market and financial data as of 9/15/2019. Custom peer group comparison. 3

Who We Are



A Leading Provider of Environmental and Maintenance Services to the Power Generation Industry

National Scale
- Presence in 22 states
- 37+ Coal-Fired Power Plants
- 14 Nuclear Power Plants
- 40+ MultiSourceTM Materials Network Locations

Financial Highlights[1]
- $673M LTM Revenue
- $61M LTM Gross Profit
- $23M LTM EBITDA
- $62M LTM Adjusted EBITDA[2]

Company Information[1]
- NYSE: CHRA
- Market Cap: $83M
- Shares Outstanding: 29.6M

Environmental Solutions



Ash pond and landfill design, closure & remediation as well as recycling and selling of coal ash

Remediation & Compliance Services | **Byproduct Sales**



Significant Market Opportunity

Maintenance & Technical Services



Recurring, routine operations & maintenance at coal-fired and nuclear power plants

Fossil Services | **Nuclear Services**



Recurring & Mission-Critical

[1] Financial highlights as of 6/30/2019; Market cap and shares outstanding as of 9/13/19.

[2] Adjusted EBITDA is a non-GAAP financial measures. Please refer to the supplemental slide in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure.

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Unmatched Breadth of Services Offering A Broad Suite of Custom Solutions For Our Customers’ Most Complex Environmental Challenges and Mission Critical Maintenance Needs 5

Key Differentiators The Charah Solutions Traditional Service Providers Advantage Broad, only service provider offering a . Narrow, limited SCOPE OF SERVICES suite of CCR management and recycling, environmental remediation, and outage maintenance services TECHNOLOGY Cost effective, scalable, modular; . Capital intensive; high throughput required strategic focus enabling more deeply to be economic INNOVATION embedded customer relationships National scale; operate in 22 states at . Localized, focused on single area or even approx. 50 plants; long-term single plant GEOGRAPHIC REACH relationships with leading utility companies and independent power producers OPERATING TRACK  . Shorter, more variable Exceptional quality, safety and RECORD compliance record NYSE-listed; strong support from well- . Limited; mostly small, independent CAPITAL MARKET capitalized equity sponsor and large, proprietors ACCESS national financial institutions 6

Significant Market Opportunities Maintenance & Technical Services Environmental Solutions $8B Annual estimated spend on coal ash 1.5B tons $75B+ management ($3B) and nuclear outsourced of coal ash stored in Total estimated coal maintenance and capital projects ($5B) 1,000+ ash ponds & ash remediation landfills opportunity Aging Fleets Remediation need accelerated by coal plant closures Increasing need for recurring maintenance services 71M+ tons $1B+ Only days months 2-3 12-24 Estimated annual Annual market for of on-site storage for coal Frequency of nuclear byproduct demand Byproduct Sales ash is typical for coal power power plant maintenance plants; in excess of 100M & refueling outages Acquired technologies create additional market opportunities tons is generated annually Multi-Billion Dollar Market Opportunity, Largest in Company History Source: Energy Information Administration, September / November 2017; American Coal Ash Association, 2016; U.S. Environmental Protection Agency (EPA), 2014; 7 Management Estimates

Recent Regulatory Developments



Virginia Clean Closure Legislation

- Signed into law in March 2019
- Affects more than 27M tons of ash stored in CCR lagoons for four Dominion Energy power plants; requires beneficiation of at least 25% and clean closure of remainder
- Represents significant opportunities for our beneficiation and remediation businesses over 15+ years

North Carolina Clean Closure Decision

- NC Department of Environmental Quality (DEQ) ordered Duke Energy to remove coal ash from all storage basins and move to lined landfills
- Duke had planned to move 22 of 31, and use “cap in place” for other nine (~56M tons of ash)
- DEQ: “Excavation is the only way to protect public health and the environment”
- Duke has appealed ruling

Illinois Clean Closure Legislation

- Signed into law in July 2019
- Requires Illinois EPA approval for pond closure
- Requires guaranteed financial assistance from owners or operators for closure
- Criteria for cleaning ponds still follow existing EPA rules; cleanup options unchanged

VA and NC developments represent significant opportunities for our beneficiation and remediation businesses over 15+ years

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Beneficial Use of CCPs on the Rise . Despite the trend in coal-fired generation plant closures during the last 10 years, CCPs beneficially used increased to record levels in 2017 Total Historical CCPs Production and Use 160 Percent Used 60% (Right Axis) 140 50% 120 Produced 100 40% 80 30% All CCPs All CCPs 60 20% Used Percent 40 Used (Millions of of (Millions Short Tons) 20 10% 0 0% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 9 Source: American Coal Ash Association, November 13, 2018

US Electricity Outlook-Driver For CCPs . Coal-fired generation output projected to decline from 28% to 17% by 2050, but remain an important source of baseload capacity . Reserve Margins Narrow in Certain Regions 2018 6,000 history projections 5,000 4,000 Natural Gas 39% 34% 3,000 Renewables 31% 2,000 18% 19% 1,000 Nuclear 12% 28% Coal 0 17% 2010 2020 2030 2040 2050 10 Source: EIA Data - January 2019

Business Updates . Received $80 million in Brickhaven termination payments in August/early September . Credit agreement amended to provide flexibility in meeting financial covenants; significant debt reduction plan in place . Delays in announcing bid awards in 1H19 due to: – Increased scope and complexity of projects – Utility customers seeking regulatory clarity and rate relief – Restarting of bid processes . About $275 million in new awards received YTD through 7/15/19; additional $400 million in verbal awards . Multi-billion dollar remediation market opportunity . Announced first pozzolan grinding facility in CA . Continued to receive strong customer interest in MP618TM fly ash beneficiation technology 11

Growth Drivers



- Increasing size and improving quality of outstanding bids
- Despite coal plant retirements, fly ash production is expected to increase 2.6% through 2033[1]
- Favorable market and regulatory dynamics accelerating need for CHRA remediation services
  - States becoming increasingly prescriptive in remediation mandates beyond the scope of EPA guidance
  - ~ 1,000+ ash ponds and landfills still require closure or remediation[2]
  - >50% of all concrete produced in the US is made with fly ash[3]
  - Fly ash use in concrete reduces greenhouse gas emissions = removing 2.5mm cars from the road each year[3]
- Increased market penetration of our beneficiation technologies
  - Potential to bundle with remediation capabilities to our competitive advantage
  - Key differentiators: smaller investment, easier to permit, greater scalability
  - Beneficiated CCPs have reached historic highs and continue rising
- Long term EBITDA margin expansion potential
  - Higher-margin profile of expected revenue growth
  - No need to scale up G&A expenses with growth in revenues

1. The U.S. Coal Combustion Products Market: A Historical Market Analysis, American Coal Ash Association (2015) p. 11
2. Source: www.EPA.gov – November 2, 2018; Management Estimates.
3. Source: American Coal Ash Association, 2019; U.S. Environmental Protection Agency (EPA), Study on Increasing the Usage of Recovered Mineral Components in Federally Funded Projects Involving Procurement of Cement or Concrete, 2008

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Debt Statistics (Pre-IPO) . Liquidity of $23M as of 6/30/19: As of As of As of $ Millions 3/31/2018 12/31/2018 6/30/2019 – Cash: $10M Cash and Cash Equivalents $9 $7 $10 – Revolver1: $3M 2 – DDTL : $10M $50 Revolver -- $20 $35 . Received $80M in Brickhaven ($45 prior to refinance) termination payments in Equipment Financing $21 $35 $37 August/September 2019; applied to debt repayment Senior Secured Term Loan $245 $202 $202 . Expect leverage ratio to trend Total Debt3 $266 $257 $272 higher over remainder of 2019 (due to lower EBITDA) before Net Debt $257 $250 $262 declining again by YE20 LTM Adj. EBITDA $78 $99 $62 Gross Leverage 3.41x 2.61x 4.39x 1. $50M capacity less $35M drawn less $12M used for letters of credit. Net Leverage 3.29x 2.54x 4.23x 13 2. “DDTL” refers to our Delayed Draw Term Loan availability, which was recently amended. 3. Total debt is shown before debt issuance costs.

Value Proposition Expanding Pipeline Compelling Value Regulatory and Public of Opportunities Proposition to Policy Trends Driving Customers Customer Needs Commitment to 1.5B $75B+ Industry leader in ash excavation reducing greenhouse tons Total estimated gas emissions for a coal ash cleaner energy future of coal ash stored remediation in 1,000+ ash History of solving customers’ most opportunity complex environmental challenges ponds & landfills . Remediation need accelerated by coal plant Exceptional quality, safety and closures compliance record Favorable market . Increasing market share and dynamics and expanding range of offerings regulatory trends . Executing on technology deployment to enhance Overwhelmingly Positive Response to competitive position Technology Initiatives 14

APPENDIX

Non-GAAP Reconciliation

Adjusted EBITDA



We define Adjusted EBITDA as net (loss) income before interest expense, income taxes, depreciation and amortization, equity-based compensation, non-recurring legal and start-up costs and expenses, the Brickhaven contract deemed termination revenue reversal, and transaction-related expenses and other items. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenues. We believe Adjusted EBITDA and Adjusted EBITDA margin are useful performance measures because they allow for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure.

The following represents a reconciliation of Adjusted EBITDA to net (loss) income attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP.

($ in thousands)		Twelve Months Ended June 30, 2019
Net (loss) income attributable to Charah Solutions, Inc.	$	(33,772)
Interest expense, net		31,706
Income tax provision		(11,722)
Depreciation and amortization		36,808
Elimination of certain non-recurring legal costs and expenses[(1)]		19,512
Elimination of certain non-recurring start-up costs[(2)]		-
Equity-based compensation		3,731
Brickhaven deemed termination revenue reversal		10,000
Transaction-related expenses and other items[(3)]		5,699
Adjusted EBITDA	$	61,962
Adjusted EBITDA margin[(4)]		9.2%

1. Represents non-recurring legal costs and expenses, which amounts are not representative of those that we historically incur in the ordinary course of our business.
2. Represents non-recurring start-up costs associated with the startup of Allied Power Management, LLC ("Allied") and our nuclear services offerings, including the setup of financial operations systems and modules, pre-contract expenses to obtain initial contracts and the hiring of operational staff. Because these costs are associated with the initial setup of the Allied business to initiate the operations involved in our nuclear services offerings, these costs are non-recurring in the normal course of our business.
3. Represents SCB transaction expenses, executive severance costs, IPO-related costs and other miscellaneous items.
4. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenues. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability.

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